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                                                                   EXHIBIT 10.47

                                VOTING AGREEMENT

                  VOTING AGREEMENT (the "Agreement") made as of this ___ day of _______________, 1996 by and among RAI Real Estate Advisers, Inc. ("RAI") as the voting trustee of a voting trust dated as of November 6, 1996 executed by the Commonwealth of Pennsylvania State Employes' Retirement System as shareholder and by RAI as voting trustee (the "Purchaser"), Safeguard Scientifics, Inc., a Pennsylvania corporation ("Safeguard"), Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("SSD"), The Nichols Company, a Pennsylvania corporation ("TNC"), Anthony A. Nichols, Sr. ("Nichols"), The Richard M. Osborne Trust (the "RMO Trust") and Turkey Vulture Fund XIII, Ltd. (the "RMO Fund"). Safeguard, SSD, TNC, Nichols, the RMO Trust and the RMO Fund are sometimes referred to herein individually as a "Holder" and collectively as the "Holders."

                  WHEREAS, the Holders own common shares of beneficial interest, par value $.01 per share (the "Shares") of the Brandywine Realty Trust, a Maryland real estate investment trust (the "Trust") and warrants (the "Warrants") exercisable for Shares;

                  WHEREAS, the Trust has entered into (i) a Contribution Agreement (the "Contribution Agreement") dated November 6, 1996 by and among inter alia, the Trust and the Purchaser, and (ii) a Securities Purchase Agreement (the "Securities Purchase Agreement") dated November 6, 1996 between the Trust and the Purchaser. The Contribution Agreement and the Securities Purchase Agreement are together referred to herein as the "Transaction Agreements;" and

                  WHEREAS, the Holders desire to enter into an agreement to be specifically enforceable against each of them, as an inducement to the Purchaser to consummate the transactions contemplated by the Transaction Agreements, pursuant to which the Holders, subject to the terms hereof, agree to vote the Shares in accordance with the terms of the Transaction Agreements;

                  NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                 1. Voting of Shares. Each of the Holders shall vote all of the Shares now or hereafter registered in such Holder's name, including, but not limited to Shares acquired upon exercise of Warrants, in all matters submitted to the shareholders of the Trust for approval in accordance with Section 7.7 of the Securities Purchase Agreement.

                 2. Representations of Holders. Each of the Holders hereby represents and warrants to each of the other Holders and to the Purchaser that such Holder: (a) owns and has the right to vote the number of Shares set forth on Schedule A attached hereto, (b) has full power to enter into this Agreement and has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement which has not


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expired prior to the date hereof, and (c) will not take any action inconsistent with the purposes and provisions of this Agreement.

                 3. Binding Agreement; Changes in Shares. Each Holder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against each of the parties hereto. In the event that at any time after the date hereof, any Shares or other shares of beneficial interest of the Trust are issued on, or in exchange of any of the Shares by reason of any dividend, split, reclassification or consolidation, such Shares or other beneficial interests shall be subject to the terms of this Agreement.

                 4. Voting by the Purchaser. Purchaser shall vote all securities of the Trust held by it at any duly called meeting of the Trust's shareholders in favor of restoring voting rights of the RMO Trust and the RMO Fund.

                 5. Miscellaneous.

                           (a) Indulgences, Etc. Neither the failure nor any
delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and signed by the party asserted to have granted such waiver.

                           (b) Controlling Law. This Agreement and all questions
relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the state of Maryland, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

                           (c) Schedules. All schedules attached hereto are
hereby incorporated by reference into, and made a part of, this Agreement.

                           (d) Binding Nature of Agreement; No Assignment. This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer any of their obligations under this Agreement without the consent of the other parties.

                           (e) Execution in Counterparts. This Agreement may be
executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof,

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individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                           (f) Settlement of Disputes. Any and all controversies
of every kind and nature among the parties hereto shall be resolved in accordance with the provisions set forth in Section 10.10 of the Securities Purchase Agreement.

                           (g) Provisions Separable. The provisions of this
Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                           (h) Entire Agreement. This Agreement contains the
entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course or performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by agreement in writing. (i) Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

                                     RAI REAL ESTATE ADVISERS, INC., as voting trustee of a voting trust dated
                                     November 6, 1996


                                     By:______________________________________

                                     SAFEGUARD SCIENTIFICS, INC.


                                     By:______________________________________


                                     SAFEGUARD SCIENTIFICS (DELAWARE),
                                     INC.


                                     By:______________________________________



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                              THE NICHOLS COMPANY


                               By:______________________________________


                               _________________________________________
                               ANTHONY A. NICHOLS, SR.


                               THE RICHARD M. OSBORNE TRUST


                               By:______________________________________


                               TURKEY VULTURE FUND XIII, LTD.


                               By:______________________________________


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